  Exhibit 99.1

American Resources Corporation to Present at the Virtual Investor Fireside Chat Series

Live video moderated discussion with CEO Mark Jensen on Monday, June 15 at 10:00 AM ET, immediately followed by an interactive Q&A session with webcast attendees

June 8, 2020 | Source: American Resources Corporation

FISHERS, INDIANA / ACCESSWIRE / June 8, 2020 / American Resources Corporation (NASDAQ:AREC) (“American Resources” or the “Company”), a supplier of raw materials to the rapidly growing global infrastructure marketplace with a primary focus on the extraction, processing, transportation and distribution of metallurgical carbon to the steel and specialty metals industries, announced today that Mark Jensen, Chairman and CEO of American Resources Corporation will present at the Virtual Investor Fireside Chat Series on Monday, June 15, 2020 at 10:00 AM ET. A topic of discussion will be how the Company is positioned for a surge in global infrastructure initiatives as economies recover post COVID-19.

A live video webcast of the fireside chat will be available on the Investor Relations section of the Company’s website (americanresourcescorp.com). Immediately following the fireside chat, management will participate in an interactive Q&A session with interested parties, allowing participants to type in questions and receive live responses. A webcast replay will be available two hours following the live presentation and will be accessible for one year.

To schedule a one-on-one call with management, please submit a request through the conference website vifiresidechat.com, or contact the conference at info@virtualinvestorco.com. For more information about the event, please visit vifiresidechat.com.

About American Resources Corporation

American Resources Corporation is a supplier of high-quality raw materials to the rapidly growing global infrastructure market. The Company is focused on the extraction and processing of metallurgical carbon, an essential ingredient used in steelmaking. American Resources has a growing portfolio of operations located in the Central Appalachian basin of eastern Kentucky and southern West Virginia where premium quality metallurgical carbon deposits are concentrated.

American Resources has established a nimble, low-cost business model centered on growth, which provides a significant opportunity to scale its portfolio of assets to meet the growing global infrastructure market while also continuing to acquire operations and significantly reduce their legacy industry risks. Its streamlined and efficient operations are able to maximize margins while reducing costs. For more information visit americanresourcescorp.com or connect with the Company on Facebook, Twitter, and LinkedIn.

Special Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the Company’s actual results, performance, or achievements or industry results to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. These statements are subject to a number of risks and uncertainties, many of which are beyond American Resources Corporation’s control. The words “believes”, “may”, “will”, “should”, “would”, “could”, “continue”, “seeks”, “anticipates”, “plans”, “expects”, “intends”, “estimates”, or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Any forward-looking statements included in this press release are made only as of the date of this release. The Company does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. The Company cannot assure you that the projected results or events will be achieved.

PR Contact:
Precision Public Relations
Matt Sheldon
917-280-7329
matt@precisionpr.co

Investor Contact:

JTC Team, LLC
Jenene Thomas
833-475-8247
AREC@jtcir.com

Company Contact:
Mark LaVerghetta
317-855-9926 ext. 0
Vice President of Corporate Finance and Communications
investor@americanresourcescorp.com

Source: American Resources Corporation